UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 18, 2022

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement
The information contained in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On February 16, 2022, Spectrum Brands, Inc., a Delaware corporation (the "Company"), a wholly owned subsidiary of SB/RH Holdings, LLC, which is a wholly owned subsidiary of Spectrum Brands Holdings, Inc., borrowed $350 million of incremental revolving loans pursuant to the Third Amendment (the "Third Amendment") to that certain Amended and Restated Credit Agreement, dated as of June 30, 2020, with Royal Bank of Canada, as administrative agent, and certain lenders party thereto. The Company entered into the Third Amendment on February 3, 2022 and borrowed $150 million of incremental revolving loans thereunder on such date. The proceeds of the Third Amendment may be used to finance the working capital needs and other general corporate purposes of the Company and its subsidiaries, including funding for the acquisition by the Company of the Tristar Business.
The foregoing description of the Third Amendment does not purport to be a complete statement of the parties’ rights and obligations under the Third Amendment and the transactions contemplated by the Third Amendment. The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On February 18, 2022, the Company issued a press release announcing that it has completed its previously reported acquisition of the kitchen appliances and cookware categories business of Tristar Products, Inc. A copy of the press release is attached as Exhibit 99.1, and each such document is incorporated by reference herein.
The information furnished pursuant to this Item and the related exhibit shall not be deemed "filed" for purposes of Section 18 of Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Third Amendment to Amended and Restated Credit Agreement, dated as of February 3, 2022 (to the Amended and Restated Credit Agreement dated as of June 30, 2020) by and among the Company, SB/RH holdings, the guarantors party thereto, the lender party thereto from time to time, and Royal Bank of Canada, as the administrative agent.

99.1	Press Release, dated February 18, 2022, announcing the closing of the Tristar Business acquisition

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2022
SPECTRUM BRANDS HOLDINGS, INC.
SB/RH HOLDINGS, LLC

	By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Executive Vice President, General Counsel and Corporate Secretary
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